PLEDGE AND SECURITY AGREEMENT
                          -----------------------------
                           (LLC Membership Interests)

     This Pledge and Security Agreement (this "Agreement") is made effective as of February 7, 2007 ("Effective Date"), by and between PETROSEARCH ENERGY CORPORATION, a Nevada corporation ("Pledgor"), and RCH PETRO INVESTORS, LP, A Delaware limited partnership ("Secured Party").

                                    RECITALS:

     A. Pledgor is a Nevada corporation in the business of acquiring, developing and operating oil and gas properties in several states, including, Texas, Oklahoma, North Dakota, and Mississippi. Pledgor owns 100% of the membership interests of Exploration Holding Co., L.L.C. ("Exploration Holding"). Exploration Holding owns 100% of the membership interests of Barnett Petrosearch, L.L.C. ("Barnett Petrosearch"). Each of Exploration Holding and Barnett Petrosearch is a Texas limited liability company.

     B. Barnett Petrosearch owns a 5.54455% limited partnership interest in DDJET, Limited, LLP, a Texas limited liability limited partnership ("DDJET" or "the Partnership"), organized on December 15, 2006, by Metroplex Barnett Shale, LLC, a Delaware limited liability company, ("Metroplex") as General Partner. Metroplex is a direct subsidiary of Exxon Mobil Corporation. Cinco County Barnett Shale, LLC, a Texas limited liability company ("Cinco") is a Limited Partner of the Partnership and Cinco is a direct subsidiary of Harding Company, a private Fort Worth based exploration company. Barnett Petrosearch is also a Limited Partner of the Partnership. The Partnership was formed for the purpose of acquiring, exploring, developing, owning and operating oil and gas leases and other mineral interests in portions of Collin, Dallas, Denton, Ellis, Hill, Johnson, Navarro and Tarrant Counties, Texas and to acquire, construct, own and operate pipeline assets for the evacuation of hydrocarbons produced from these properties. The area and interests covered by the Partnership are situated in a geologic region generally known as the Barnett Shale.

     C.     Pledgor  has  entered  into  a  certain  Note  and  Warrant Purchase
Agreement, dated as of February 1, 2007 with Secured Party (as such Note Purchase may be hereafter amended, supplemented, modified, renewed or extended, the "Purchase Agreement"), pursuant to and in accordance with which, Pledgor has executed a certain 8% Senior Secured Convertible Note Due February 7, 2010 (as such Note may be hereafter amended, modified, renewed or extended, the "Convertible Note") in the original principal amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) for general working capital needs, which include the payment of certain of Barnett Petrosearch's direct partnership financial obligations related to the Barnett Shale Project.

     D.     Secured  Party  requires  that  25%  of  the  membership  interests
(ownership interests) in Exploration Holding be pledged by Pledgor to Secured Party as security for repayment of the Convertible Note and as security for performance of the other obligations described in the Purchase Agreement , the Convertible Note, and the associated transaction documents.


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
     D. It is a condition precedent to the effectiveness of the Purchase Agreement that this Agreement shall have been executed and delivered by Pledgor and shall be in full force and effect; and

     E. Pledgor has determined that Pledgor's execution, delivery and performance of this Agreement may reasonably be expected to provide substantial benefit to Pledgor, directly or indirectly, and to be in the best interests of Pledgor.

     NOW, THEREFORE, FOR VALUE RECEIVED, the sufficiency of which is acknowledged by the parties, the parties hereto agree as follows:

                                    ARTICLE I
                          SECURITY INTEREST AND PLEDGE
                          ----------------------------

     Section  1.01.     DEFINED  TERMS  AND  RELATED  MATTERS.
                        -------------------------------------

     (a) Capitalized terms used and not otherwise defined herein that are defined in the Convertible Note shall have the meanings specified therein. Capitalized terms used and not otherwise defined herein or in the Convertible Note that are defined in the Purchase Agreement shall have the meanings specified therein. Terms defined in the singular include the plural and terms defined in the plural include the singular.

     (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

     (c) Unless otherwise defined herein or in the Purchase Agreement, the terms defined in Articles 8 and 9 of the Uniform Commercial Code as enacted in the State of Texas as in effect from time to time (the "Code"), are used herein as therein defined.

     (d)     "Pledged  Securities"  means  any and all limited liability company
              -------------------
interests and other capital securities (including, without limitation, any warrants, options or other rights to purchase limited liability company interests of Exploration Holding) constituting, but not exceeding, a twenty-five percent (25%) ownership interest in Exploration Holding, whether now owned or hereafter acquired by Pledgor, including the limited liability company interests identified on Schedule A hereto as Pledged Securities, as such Schedule A may be
              ----------                                       ----------
updated and supplemented from time to time in accordance with Section 3.04(b) hereof.

     Section  1.02     SECURITY  INTEREST  AND  PLEDGE.  Subject to the terms of
                       -------------------------------
this Agreement, Pledgor hereby pledges and delivers to the Secured Party, and hereby grants to the Secured Party, a lien on and security interest all of Pledgor's rights, titles, interests and privileges in and with respect to the Pledged Securities, whether now owned or hereafter acquired, including, without limitation: (a) all limited liability company interests of Exploration Holding and all securities convertible or exchangeable into, and all warrants, options or other rights to purchase limited liability company interests of Exploration Holding (but not exceeding the twenty-five percent (25%) amount of all membership interests contemplated by the definition of Pledged Securities); (b) all certificates or instruments representing Pledged Securities and all proceeds, income and profits thereon, and all interest, dividends and other payments, property, revenues, and distributions with respect thereto; (c) all proceeds received or receivable by Pledgor in cash, stock or otherwise, from any recapitalization, reclassification, merger, dissolution, liquidation or other termination of the existence of Exploration Holding relating to the Pledged Securities; and (d) all other proceeds or assets received or receivable by Pledgor in respect of its status as a member of Exploration Holding with respect to the Pledged Securities (all such property, collectively, the "Collateral"); provided, that the inclusion of proceeds in this Agreement does not authorize Pledgor to sell, dispose of or otherwise use the Collateral in any manner not specifically authorized hereby.

     Section  1.03.     OBLIGATIONS  SECURED.  This  Agreement  secures: (a) the
                        --------------------
full and prompt payment of the principal of, interest on, and all other amounts due with respect to the Convertible Note from time to time outstanding, as and when such amounts shall become due and payable, whether by lapse of time, upon redemption, prepayment or purchase, by extension or by acceleration or declaration or otherwise (including, without limitation, interest due at the Default Rate on overdue payments of principal, interest or any other amount due hereunder, under the Convertible Note, the Purchase Agreement or under any of the other Transaction Documents (as such term is defined in the Purchase Agreement)); (b) the full and prompt payment, performance and observance by Pledgor of all obligations, covenants, conditions and agreements contained in any of the Transaction Documents; and (c) the full and prompt payment, upon demand by the Secured Party or any holder of the Convertible Note, of all costs and expenses (including, without limitation, reasonable attorneys' fees), if any, as shall have been expended or incurred by such holder or the Secured Party in the protection or enforcement of any right or privilege under the Convertible Note, the Purchase Agreement or any of the other Transaction Documents, or in the protection or enforcement of any rights, privileges or liabilities thereunder or in any consultation or action in connection therewith (all such obligations, covenants, conditions and agreements described in the foregoing clauses (a), (b) and (c) being hereinafter collectively referred to as the "Obligations".

     Section  1.04.     FORMALITIES.  (a)  All  certificates  and  instruments
                        ------------
representing the Pledged Securities have been, or, in the case of all Pledged Securities hereafter acquired, immediately upon acquisition shall be, delivered to and shall be held by or on behalf of the Secured Party pursuant hereto in suitable form for transfer by delivery, or accompanied by undated stock powers or other instruments of transfer or assignment, duly executed in blank, all in form and substance satisfactory to the Secured Party.

     (b) Notwithstanding anything to the contrary contained in clause (a) above, if any Pledged Securities (whether now owned or hereafter acquired) are uncertificated securities, Pledgor shall promptly notify the Secured Party thereof, and shall promptly take all actions required to perfect the security interest of the Secured Party under applicable law (including, in any event, under the provisions of Article 8 or 9 of the Code, if applicable). Pledgor further agrees to take such actions as the Secured Party deems necessary or desirable to effect the foregoing and to permit the Secured Party to exercise any of its rights and remedies hereunder, and agrees, promptly upon the request of the Secured Party, to provide an opinion of counsel, in form and substance satisfactory to the Secured Party, as to the validity and enforceability of the security interest created by this Agreement with respect to such uncertificated securities, the perfection of the Secured Party's security interest therein and such other matters as may be reasonably requested by the Secured Party.

     (c) The Secured Party shall have the right, at any time in its reasonable discretion and without notice to any Pledgor, to (i) transfer to any of its nominees any or all of the Collateral, subject only to the revocable rights set forth in Section 4.01 hereof and applicable law, and (ii) so long as an Event of Default shall have occurred and be continuing, to register any or all of the Collateral in its own name. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

     (d) Each Pledgor hereby authorizes the Secured Party, at the expense of Pledgor (including the fees and expenses of counsel to the Secured Party), to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Pledgor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Pledgor understands and agrees that even though the Secured Party has no obligation to do so, with respect to any financing statement, the Secured Party intends to file (at the expense of Pledgor, including the fees and expenses of counsel to the Secured Party) any continuation statement or amendment where failure to so file could reasonably be expected to result in the lapse of such financing statement at any time within three months of any such proposed filing.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Section 2.01  REPRESENTATIONS AND WARRANTIES. Pledgor represents, warrants,
                   ------------------------------
and  covenants  to  Secured  Party  as  follows:

     (a) The Pledged Securities outstanding on the date hereof: (i) are described in Schedule A hereto; (ii) have been duly and validly issued and all
               ----------
contributions required to be made by Pledgor under the limited liability company agreement of Exploration Holding have been made; and (iii) are subject to no options, warrants, calls or commitments of any character whatsoever relating thereto.

     (b) Any instruments of transfer or assignment relating to certificates representing or evidencing the Pledged Securities, executed in blank and delivered by Pledgor to the Secured Party herewith, have been duly executed by Pledgor and vest in the Secured Party the authority that they purport to confer.

     (c) Upon (i) the pledge, assignment and delivery to the Secured Party by Pledgor of the Collateral pursuant to this Agreement and (ii) the filing of UCC 1 financing statements and other necessary or appropriate registrations and recordings in the Office of the Secretary of State of the State of Texas, all filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by Pledgor to the Secured Party hereby in respect of the Collateral will have been accomplished, and the security interest granted by Pledgor to the Secured Party pursuant to this Agreement in and to the Collateral will constitute a perfected security interest therein superior and prior to the rights of all other Persons therein and subject to no other liens and security interests (other than the liens and security interests created hereunder), and will be entitled to all the rights, priorities and benefits afforded by the Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

     (d) The principal place of business and chief executive office of Pledgor and the sole location where the records of Pledgor with respect to the Collateral are kept are located at the address set forth on Schedule B attached
                                                             ----------
hereto. Pledgor shall not move its chief executive office, principal place of business, or such location of records unless (i) it shall have given to the Secured Party not less than 60 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Secured Party may reasonably request and (ii) with respect to such new location, it shall have taken all action required by Sections 1.04, 2.01, and 3.04 with respect to such new jurisdiction and all other action, reasonably satisfactory to the Secured Party, to maintain the security interest of the Secured Party in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

     (e) The jurisdiction of organization and organizational number of Pledgor is as set forth on Schedule B attached hereto. As of the date hereof,
                             ----------
Pledgor does not have or operate under, nor has it had or operated under, in any jurisdiction at any time prior to the date hereof, any name except its legal name as set forth on the signature pages hereto, nor has Pledgor ever been organized under the laws of any jurisdiction other than the jurisdiction specified on Schedule B attached hereto. Pledgor shall not change its legal name, assume or operate in any jurisdiction under any trade, fictitious or other name or change its jurisdiction of organization unless (i) it shall have given to the Secured Party not less than 60 days' prior written notice of its commencing to do so, clearly describing such new name and the jurisdictions in which such new name shall be used or such new jurisdiction of organization and providing such other information in connection therewith as the Secured Party may reasonably request and (ii) with respect to such new name or jurisdiction of organization, it shall have taken all reasonable action, reasonably satisfactory to the Secured Party, to maintain the security interest of the Secured Party in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. As of the date hereof, Pledgor has no trade names.

     (f) Pledgor is the legal and beneficial owner of the Collateral free and clear of any lien or security interest (except the liens and security interests), and Pledgor has not sold, granted any option with respect to, assigned, transferred or otherwise disposed of any of its rights or interests in or to such Collateral.

     (g) No effective financing statement or other document similar in effect covering all or any part of Pledgor's portion of the Collateral is on file in any recording office, except such as may have been filed in favor of the Secured Party relating to this Agreement, and Pledgor has not authorized the filing of any such financing statement or other document. Pledgor will not, without the prior written consent of the Secured Party, authorize or authenticate any such financing statements after the date hereof, and there will not ever be on file in any public office, any enforceable financing statement or statements covering any or all of the Collateral, except financing statements filed or to be filed in favor of the Secured Party.

     (h) No consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or any other Person is required: (i) for the valid execution, delivery and performance by Pledgor of this Agreement; (ii) for the pledge by Pledgor of a security interest in the Collateral or for the granting, perfection and maintenance of the liens and security interests created hereby and the first priority nature of such liens and security interests (other than the timely and proper filing of financing statements and continuation statements related thereto); or (iii) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of Pledgor's portion of the Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

     (i) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     (j) The execution, delivery and performance of this Agreement is not in conflict with and does not violate any instrument or agreement to which Pledgor is a party or by which Pledgor is bound, including without limitation, the organizational agreements of Exploration Holdings.

     (k) Pledgor covenants and agrees that it will defend the Secured Party's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever, and Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged by Pledgor to the Secured Party as Collateral hereunder and will likewise defend the right thereto and the security interest therein of the Secured Party.

     (l) Pledgor is not currently, and at no time in the past has been, in default or violation of any provisions of Exploration Holding's limited liability company agreement or otherwise in default or violation thereunder. None of the Pledged Securities is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against Pledgor by any Person with respect thereto. As of the date of this Agreement, there are no certificates, instruments, documents or other writings, other than the certificates delivered to the Secured Party and Exploration Holding's limited liability company agreement, held by Pledgor which evidence any ownership interest in Exploration Holding, other than a certificate representing a 75% membership interest in Exploration Holding, which is in the possession of Pledgor (and is not pledged hereunder).

     (m) Except as permitted by the Secured Party, Pledgor will not sell, assign, or otherwise dispose of, grant any option with respect to, or pledge, grant a security interest in or otherwise encumber any of the Collateral or any interest therein, or suffer any of the same to exist, and any sale, assignment, option, pledge, security interest or other encumbrance or disposition of any nature whatsoever made in violation of this covenant shall be a nullity and of no force and effect, and upon demand of the Secured Party, shall forthwith be canceled or satisfied by an appropriate instrument in writing.

     (n) Pledgor shall give the Secured Party prompt notice of any claim relating to Pledgor's portion of the Collateral. Pledgor shall deliver to the Secured Party a copy of each written demand, notice or document received by it which may adversely affect the Secured Party's interest in Pledgor's portion of the Collateral promptly upon, but in any event within five days after, Pledgor's receipt thereof.

     (o) Pledgor has received all consents and approvals, if any, required by the terms of any of Pledgor's portion of the Collateral to the sale or transfer hereunder of such Collateral, or Pledgor's interest and rights therein, to the Secured Party (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

     (p) No Pledgor shall withdraw as a member of Exploration Holding, or file or pursue or take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to Exploration Holding or seek a partition of any property of Exploration Holding, except as permitted by the Note Agreement.

The representations and warranties set forth in this Section 2.01 shall survive the execution and delivery of this Agreement.

                                   ARTICLE III
                       AFFIRMATIVE AND NEGATIVE COVENANTS
                       ----------------------------------

     Pledgor covenants and agrees with Secured Party that until the Obligations are satisfied and performed in full:

     Section  3.01  [Intentionally  Left  Blank].

     Section  3.02.     ENCUMBRANCES.  Pledgor  shall  not  create,  permit,  or
                        ------------
suffer to exist, and shall defend the Collateral against, any lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Secured Party hereunder and the pledge and security interests referenced in Section 1.02 above, and shall defend Pledgor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all persons.

     Section  3.03.     SALE  OF COLLATERAL.  Pledgor shall not sell, assign, or
                        -------------------
otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party.

     Section  3.04.     FURTHER  ASSURANCES.  (a)  At  any time and from time to
                        -------------------
time, upon the request of Secured Party, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and/or filing of such financing statements as Secured Party may require (and any such filing is hereby authorized by Pledgor). A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     (b) In addition to performing its obligations under Section 3.04 (a) above, Pledgor will, acquiring any additional Pledged Securities, promptly (and in any event within ten days) deliver to the Secured Party a Supplement to Pledge Agreement, duly executed by such Pledgor, in substantially the form of Annex A hereto (each, a "Supplement to Pledge Agreement"), identifying such
--------
additional Pledged Securities. Pledgor hereby authorizes the Secured Party to attach each Supplement to Pledge Agreement to this Agreement and agrees that all additional Pledged Securities listed on any Supplement to Pledge Agreement (including any schedules(s) thereto) delivered to the Secured Party shall for all purposes hereunder constitute Collateral. Pledgor will, at the request of the Secured Party, deliver an opinion of counsel, in form and substance reasonably satisfactory to the Secured Party, as to the validity and perfection of the security interest granted in the Collateral identified in any Supplement to Pledge Agreement (including any schedule(s) thereto) and the proceeds thereof.

     Section  3.05.     OBLIGATIONS.  Pledgor  shall duly and punctually pay and
                        -----------
perform the Obligations, including without limitation, the obligations of Pledgor under this Agreement.

     Section  3.06.     NOTIFICATION.  Pledgor  shall  promptly  notify  Secured
                        ------------
Party of (i) any lien, security interest, encumbrance or claim made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any material decrease in the value of the Collateral, and (iii) the occurrence or existence of any Event of Default (hereinafter defined) or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

     Section  3.07.     COMPLIANCE  WITH  LAWS.  Pledgor  shall  comply with all
                        ----------------------
applicable laws, rules, regulations, and orders of any court or governmental authority.

                                   ARTICLE IV
                       RIGHTS OF SECURED PARTY AND PLEDGOR
                       -----------------------------------

     Section  4.01.     VOTING  RIGHTS.  So  long  as  no  Event  of Default (as
                        --------------
hereinafter defined) shall have occurred and be continuing and this Agreement is in force and effect, Pledgor shall be entitled to exercise any voting and other consensual rights relating or pertaining to the Collateral or any part thereof provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken that would be inconsistent with or violate any provision of this Agreement or any other Transaction Document. Upon the occurrence and during the continuance of an Event of Default, at the sole option of the Secured Party, all voting rights shall thereupon become vested in the Secured

Party or its assignee, who shall thereupon have the sole right to exercise or to assign the right to exercise such voting and other consensual rights.

     Section 4.02     DIVIDENDS; DISTRIBUTIONS. Until an Event of Default occurs
                      -------------------------
and is continuing, Pledgor shall be entitled to receive, retain and use any and all dividends, distributions and other payments paid in respect of the Collateral to the extent not otherwise prohibited hereby or by the Purchase Agreement or the other Transaction Documents; provided, however, that any and all

          (A) dividends, distributions and other amounts paid or payable other than in cash in respect of, and instruments and other property (including, without limitation, limited liability company interests in Exploration Holdings) received, receivable or otherwise distributed in respect of, or in exchange for, any of the Collateral;

          (B) dividends or distributions hereafter paid or payable in cash in respect of any of the Collateral in connection with a partial or total liquidation or dissolution; and

          (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledgor's portion of the Collateral;

shall be, and shall be forthwith delivered to the Secured Party to hold as, Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

     4.03.  EXERCISE  OF RIGHTS.  Upon the occurrence and during the continuance
            --------------------
of  an  Event  of  Default:

     (i) the Secured Party shall, without notice to Pledgor, transfer or register in the name of the Secured Party or any of its nominees any or all certificates, if any, of the Collateral held by the Secured Party hereunder, and the Secured Party or its nominee may thereafter, after delivery of notice to each Pledgor, exercise all voting and limited liability company rights with respect to the Collateral (in each such case whether exercisable at any meeting of the Company or by written consent or otherwise) and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Collateral, as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company or upon the exercise by the applicable Pledgor or the Secured Party of any right, privilege or option pertaining to any certificates of the Collateral, and in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options, and the Secured Party shall not be responsible for any failure to do so or delay in so doing..

     (ii) All rights of each Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
Section 4.01 hereof and to receive the dividends, distributions and other payments which it would otherwise be authorized to receive and retain pursuant to Section 4.02 hereof shall cease, and all such rights shall thereupon become vested in the Secured Party which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends, distributions and other payments.

     (iii) All dividends, distributions or other payments which are received by Pledgor contrary to the provisions of this Article shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

     (iv) Pledgor shall execute and deliver (or cause to be executed and delivered) to the Secured Party all such instruments as the Secured Party or the holder of the Convertible Note may reasonably request for the purpose of enabling the Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to this Article and to receive the dividends, distributions or other payments which it is entitled to receive and retain pursuant to this Article.

     Section 4.05.     SECURED PARTY APPOINTED ATTORNEY-IN-FACT.  Pledgor hereby
                       ----------------------------------------
irrevocably designates, makes, constitutes and appoints the Secured Party Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any agreement, document or instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     (a) upon the occurrence and during the continuance of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for monies due and to become due under or in connection with the Collateral;

     (b) upon the occurrence and during the continuance of an Event of Default, to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection therewith; and

     (c) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

     Section 4.06     PERFORMANCE BY SECURED PARTY OF PLEDGOR'S OBLIGATIONS.  If
                      -----------------------------------------------------
Pledgor fails to perform or comply with any of the agreements contained herein and Secured Party itself shall cause performance of or compliance with such agreement, the expenses of Secured Party, together with interest thereon at the Default Rate (as defined in the Convertible Note) shall be payable by Pledgor to Secured Party on demand and shall constitute Obligations secured by this Agreement.

     Section 4.08.     POSSESSION; REASONABLE CARE.  The powers conferred on the
                       ---------------------------
Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The
Secured Party shall hold in its possession all Collateral pledged, assigned or transferred hereunder, except as from time to time any documents or instruments may be required for recordation or for the purpose of enforcing or realizing upon any right or value thereby represented. The Secured Party may, from time to time, in its sole discretion, appoint one or more agents (which in no case shall be a Pledgor or an affiliate of a Pledgor) to hold physical custody, for the account of the Secured Party, of any or all of the Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

     Section  4.09     RELEASE OF COLLATERAL.    Secured Party shall release the
                       ----------------------
Collateral upon the terms and conditions set forth in the Convertible Note and the Purchase Agreement.

                                    ARTICLE V
                                     DEFAULT
                                     -------

     Section 5.01.     EVENTS OF DEFAULT.  Each of the following shall be deemed
                       -----------------
an  "Event  of  Default":

     (a) an Event of Default occurs under terms of the Convertible Note or the Purchase Agreement;

     (b) Any representation or warranty made or deemed made by Pledgor in this Agreement or in any certificate, report, notice, or statement furnished at any time in connection with this Agreement or the Convertible
     Note is false, misleading, or erroneous in any material respect on the date when made or deemed to have been made.

     (c) Pledgor shall fail to perform, observe, or comply with any covenant, agreement or term contained in this Agreement and such failure continues, without cure, for twenty (20) days after written notice to Pledgor.

     (d) Pledgor or Exploration Holding (or any of same) shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

     (e) An involuntary proceeding shall be commenced against Pledgor or Exploration Holding seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of thirty (30) days.

     Section  5.02.     RIGHTS AND REMEDIES.  Upon the occurrence of an Event of
                        -------------------
Default, and subject to the notice and opportunity to cure required by the Convertible Note (if any), Secured Party shall have all of the rights and remedies set forth in the Convertible Note, the Purchase Agreement and any other Transaction Document and additionally shall have following rights and remedies:

          (i) Secured Party may declare the Obligations or any part thereof immediately due and payable, without demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or any other notice whatsoever, all of which are hereby expressly waived by Pledgor; provided, however, that upon the occurrence of an Event of Default under Section 5.01(d) or Section 5.01(e) of this Agreement, the Obligations shall become immediately due and payable without demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or any other notice whatsoever, all of which are hereby expressly waived by Pledgor;

          (ii) In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code in force in the State of Texas as of the date of this Agreement. Without limiting the generality of the foregoing, Secured Party may (A) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (B) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash or on credit, and/or (C) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon the request of Secured Party, Pledgor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party. Pledgor agrees that Secured Party shall not be obligated to give more than five (5) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or be applied then or at any time thereafter to the Obligations in the order and manner as Secured Party may elect. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomever may be lawfully entitled to receive such surplus. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees and other expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations;

          (iii) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees;

          (iv) Secured Party shall be entitled to receive all cash and non-cash dividends payable in respect of the Collateral;

          (v) Secured Party shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral, and Pledgor shall deliver to Secured
     Party, if requested by Secured Party, irrevocable proxies with respect to the Collateral in form satisfactory to Secured Party;

          (vi) Pledgor hereby acknowledges and confirms that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to Pledgor or other seller than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner, and Secured Party shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. Secured Party shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws. Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the Obligations even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree (and the Secured Party or an affiliate of the Secured Party may be the only offeree and the purchaser of the Collateral); and

          (vii) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction compliance with which is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

     Section  5.03.     SECURITY  INTEREST  ABSOLUTE.  All rights of the Secured
                        -----------------------------
Party hereunder and in and to the Collateral, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Convertible Note, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from this Agreement or any other agreement or instrument; or

          (c) any sale, exchange, release or nonperfection of any other collateral, or any release of any guarantor or any person liable in any manner for the collection of any of the Obligations or any amendment or waiver of or consent to or departure from the Convertible Note or any guaranty for all or any of the Obligations.

     Section  5.04.     WAIVER  AND  CONSENT.
                        ---------------------

          (a) Pledgor consents and agrees that the Secured Party may in its absolute and sole discretion, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof: (i) create new Obligations or supplement, modify, amend, extend, increase, decrease, renew, accelerate or otherwise change the Obligations or any of their terms; (ii) supplement, modify, amend, or waive any provision of, or enter into or give any agreement, approval or consent with respect to the Convertible Note; (iii) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Obligations or any part thereof or for the Convertible Note; (iv) accept payments on the Obligations; (v) receive and hold additional security or guaranties for the Obligations or any part thereof; (vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer or enforce any security or guarantees and apply any security and direct the order or manner of sale thereof; (vii) release any person from any personal liability with respect to the Obligations or any part thereof; and (viii) settle, release on terms satisfactory to the Secured Party or by operation of applicable laws or otherwise liquidate or enforce any Obligations and any security or guaranty in any manner, and consent to the transfer of any security.

          (b) Upon the occurrence and during the continuance of an Event of Default, and subject to the notice and opportunity to cure required by the Convertible Note, the Secured Party may enforce this Agreement independently from any other document and independently of any other remedy, security or guaranty the Secured Party at any time may have or hold in connection with the Obligations, and it shall not be necessary for the Secured Party to marshal assets in favor of Pledgor or any other person or to proceed upon or against and/or exhaust my other security or remedy before proceeding to enforce this Agreement. Pledgor expressly agrees that the Secured Party may proceed against any or all of the Collateral or guaranties for the Obligations in such order and in such manner as it shall determine in its sole and absolute discretion. The Secured Party may file a separate action or actions against Pledgor, whether action is brought or prosecuted with respect to any other security or against any other person, or whether any other person is joined in any such action or actions. Pledgor agrees that the Secured Party and other guarantor, if any, of the Obligations ("Other Guarantor") may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between or among any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Agreement. Pledgor expressly waives the benefit of any statute(s) of limitations affecting its liability hereunder or the enforcement of the Obligations or the lien or security interest created or granted herein. The Secured Party's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations that thereafter shall be required to be restored or returned by the Secured Party upon the bankruptcy, insolvency or reorganization of Pledgor, or Exploration Holding, or other any other Person, all as though such amount had not been paid.

          (c) Pledgor expressly waives any and all defenses now or hereafter arising or asserted by reason of (i) any disability or other defense of any Other Guarantor with respect to the Obligations (ii) the failure of priority of any security for the Obligations (iii) the cessation from any cause whatsoever of the liability of any Other Guarantor (other than by reason of the full payment and performance of all Obligations, (iv) any failure of the Secured Party to give notice of sale or other disposition of any property securing the Obligations to Pledgor or any other person or any defect in any notice that may be given in connection with any sale or disposition of any property securing the Obligations, (v) any failure of the Secured Party to comply with applicable laws in connection with the sale or other disposition of any property securing the Obligations, including, without limitation, any failure of the Secured Party to conduct a commercially reasonable sale or other disposition of any property securing the Obligations, (vi) any act or omission of the Secured Party or others that directly or indirectly results in or aids the discharge or release of any Other Guarantor or the Obligations or any other security or guaranty therefor by operation of law or otherwise, (vii) any law that provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or that reduces a surety's or guarantor's obligation in proportion to the principal's obligation,

     (viii) any failure of the Secured Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any person, (xi) the election by the Secured Party, in any bankruptcy proceeding of any person, of the application or nonapplication of Section 1111(b)(2) of the United States Bankruptcy Code, (x) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code, (xi) any use of cash collateral under Section 363 of the United States Bankruptcy Code,
     (xii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person, (xiii) the avoidance of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding of any Person, including any discharge of, or bar or stay against collecting, all or any of the Obligations in or as a result of any such proceeding, or (xiv) any action taken by the Secured Party that is authorized by this Section or any
                                                                  -------
     other  provision  of  the  Convertible  Note.

                                   ARTICLE VI
                                  MISCELLANEOUS
                                  -------------

     Section  6.01.     EXPENSES;  INDEMNIFICATION.  Pledgor  agrees  to  pay on
                        --------------------------
demand all costs and expenses incurred by Secured Party in connection with the preparation, negotiation, and execution of this Agreement and any and all amendments, modifications, and supplements hereto. Pledgor agrees to pay and to hold Secured Party harmless from and against all excise, sales, stamp, or other taxes and all fees payable in connection with this Agreement or the transactions contemplated hereby, and agree to hold Secured Party harmless from and against any and all present or future claims or liabilities with respect to or resulting from Pledgor performing or delaying in performing their obligations under this Agreement.

     Section  6.02.     NO  WAIVER; CUMULATIVE REMEDIES.  No failure on the part
                        -------------------------------
of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section  6.03.     SUCCESSORS AND ASSIGNS.  This Agreement shall be binding
                        ----------------------
upon and inure to the benefit of Pledgor and Secured Party and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party in its sole discretion. Secured Party may assign this Agreement to any assignee or transferee to which the Convertible Note is assigned or transferred, in compliance with the terms of the Convertible Note.

     Section 6.04.     AMENDMENT; ENTIRE AGREEMENT.  This Agreement embodies the
                       ---------------------------
entire agreement among the parties hereto and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section  6.05.     NOTICES.  Any  notice,  consent,  or other communication
                        -------
required or permitted to be given under this Agreement to Secured Party or Pledgor must be in writing and delivered in person, or mailed by registered or certified mail, return receipt requested, postage prepaid, or sent by facsimile transmission with evidence of receipt if also sent by registered or certified mail, return receipt requested, postage prepaid as follows:

     To Secured Party:   RCH Petro Investors, LP
                         c/o RR Advisors, LLC
                         200 Crescent Court, Suite 1060
                         Dallas, TX 75201-1834
                         Attn: Robert Raymond
                         FAX  (214) 871-8683

     To Pledgor:         Petrosearch Energy Corporation
                         675  Bering Drive, Suite 200
                         Houston, Texas 77057
                         FAX:  (713) 961-9338

Any such notice, consent, or other communication shall be deemed given when delivered in person, or if sent by facsimile transmission as provided above, on the day the transmission was received if before 5:00 p.m. local time that day (or on the next day, if received after 5:00 p.m. local time) or, if mailed, when duly deposited in the mails.

     Section  6.06  CHOICE  OF  LAW.  This  Agreement  shall be governed by, and
                    ---------------
construed in accordance with, the laws of the State of Texas, without regard to principles of conflict of laws. In any action between or among any of the parties, whether arising out of this Agreement or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and state courts located in Harris County, Texas.

     Section  6.07.     HEADINGS.  The headings, captions, and arrangements used
                        --------
in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section  6.08.     SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.  All
                        ----------------------------------------------
representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties made by Pledgor or the right of Secured Party to rely upon them.

     Section  6.09.     EXECUTION. This Agreement may be executed in two or more
                        ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

     Section  6.10.     SEVERABILITY.  Any  provision of this Agreement which is
                        ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE.]

     Executed  as  of  the  Effective  Date  above  written.


                                                "Pledgor"

                                       PETROSEARCH ENERGY CORPORATION

                                        By: /s/ Richard Dole
                                          -------------------------------------
                                            Richard Dole, President and CEO


                                                "Secured Party"

                                       RCH PETRO INVESTORS, LP

                                       By: RR Advisors, LLC, its general partner


                                       By: /s/ Robert Raymond
                                          -------------------------------------
                                            Robert  Raymond,  Sole  Member


                          ACCEPTANCE AND ACKNOWLEDGMENT
                          -----------------------------

     Exploration  Holding  Co.,  L.L.C.  hereby accepts and acknowledges Secured
Party as the assignee, pursuant to this Agreement, of the 25% membership interests in Exploration Holding Co., L.L.C. owned by Pledgor, and Exploration Holding Co., L.L.C. agrees that the interests of Secured Party shall be promptly and duly registered in the books and records of Exploration Holding Co., L.L.C.

                                        EXPLORATION HOLDING CO., L.L.C.


                                        By: /s/ Richard Dole
                                           -------------------------------------
                                             Richard Dole, President

                                                                      SCHEDULE A
                                                                      ----------



                               Pledged Securities
                               ------------------

PLEDGED OUTSTANDING MEMBERSHIP INTERESTS REPRESENTING LIMITED LIABILITY COMPANY INTERESTS

                      Percentage of Ownership    Certificate
                           of Interests         No(s)., if any
                      ------------------------  --------------


                             25%                      2


                         Schedule A to Pledge Agreement

                                                                      SCHEDULE B
                                                                      ----------


    Principal Place of Business; Chief Executive Office; Location of Records;
    -------------------------------------------------------------------------
      Jurisdiction of Organization; Organizational Number; and Other Names
      --------------------------------------------------------------------


     Principal Place of Business, Chief Executive Office and Location of
Records:

          675 Bering Drive, Suite 200
          Houston, TX  77057

          Jurisdiction of Organization:  Nevada

          Organizational Number:  20-2033200

          Other Names:  Petrosearch Corporation

                                     Annex A
                                     -------

                         SUPPLEMENT TO PLEDGE AGREEMENT

     This Supplement to Pledge Agreement, dated as of ____________ ___ 20___, is delivered pursuant to Section __ of the Pledge Agreement referred to below.

                                       RECITALS
                                       --------

     A.     PETROSEARCH  ENERGY  CORPORATION,  a  Nevada  corporation  (the
"PLEDGOR"), has executed and delivered that certain Pledge and Security Agreement, dated as of February __, 2007, in favor of RCH PETRO INVESTORS, LP, as Secured Party (as the same may be amended, supplemented or otherwise modified from time to time, including without limitation by this and any other Supplements to Pledge Agreement executed from time to time, the "AGREEMENT"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Agreement.

     B. Pursuant to Section 3.04(b) of the Agreement, Pledgor has agreed, upon obtaining any additional Pledged Securities, to promptly execute and deliver a Supplement to Pledge Agreement in order to identify such additional Pledged Securities which have been pledged pursuant to the Agreement.

     C. The undersigned desires to execute and deliver this Supplement to Pledge Agreement to satisfy such requirement.

     NOW,  THEREFORE,  IT  IS  AGREED:

     1.     Collateral.  The  undersigned  agrees  that the securities listed on
            ----------
Schedule  A  attached  hereto  are part of the Collateral and are subject to the
  ---------
pledge  and  security  interest  created  by  the  Agreement.

     2.     Representations  and  Warranties.  The  undersigned hereby certifies
            --------------------------------
that the representations and warranties set forth in Article II of the Agreement are true and correct as to the Pledged Securities listed on Schedule A hereto on
                                                            ----------
and  as  of  the  date  hereof.

                                    PETROSEARCH ENERGY CORPORATION


                                    By: /s/ Richard D. Dole
                                       -----------------------------------------
                                    Name: Richard D. Dole
                                         ---------------------------------------
                                    Title: Chief Executive Officer and President
                                          --------------------------------------


                          Annex A to Pledge Agreement

                  SCHEDULE A TO SUPPLEMENT TO PLEDGE AGREEMENT


                               Pledged Securities
                               ------------------

               ----------    --------    --------------    ---------
               Percentage
                   of        Class of    Certificate       Number of
               Ownership     Interest    No(s)., if any    Interests
               ----------    --------    --------------    ---------


                    Schedule A -- Annex A to Pledge Agreement